EXHIBIT 99.1

COMPETITIVE TECHNOLOGIES, INC.
ANNUAL INCENTIVE PLAN

The following details the Annual Incentive Plan (“AIP”) of Competitive Technologies, Inc. (“the Company”)

1.	DEFINITIONS

Unless the context otherwise requires, the following words as used herein shall have the following meanings:

(a)	“AIP” or “Plan” - This Annual Incentive Plan, as may be amended from time to time.

(b)	“Company” - Competitive Technologies, Inc., a Delaware corporation, and all of its subsidiary (ies).

(c)	“Board” - The Board of Directors of the Company.

(d)
“Business Development” - Employees whose primary job function is to find, solicit, and secure new business opportunities and revenues, by bringing to the Company new technologies to license or sublicense, or by licensing or sublicensing technologies.

(e)	“Compensation Committee” - The Compensation Committee of the Board. No member of the Compensation Committee shall be eligible to participate in the Plan.

(f)
“Participant” - Any employee of the Company is eligible to participate (and therefore become a Participant) in the AIP regardless of his or her date of hire. The CEO may, at his/her option, recommend to the Compensation Committee a pro rata award, as appropriate, for employees hired after the start of the Plan Year or who may cease to be an employee prior to the end of the Plan Year.

(g)	“Plan Year” - Each fiscal year of the Company, fiscal year being defined as August 1 through the following July 31st, beginning after July 31, 2005.

2.	PURPOSE OF THE PLAN

The purpose of the Plan is to attract and keep in the employ of the Company personnel of experience and ability by providing an incentive to those who contribute significantly to the successful and profitable operation of the business and affairs of the Company. To that end, the Plan provides an opportunity for such employees to participate in and benefit from the successful results of the Company through participation in the Plan.

3.	ADMINISTRATION

(a)
The AIP shall be administered by the Compensation Committee. The Compensation Committee may reasonably rely upon information provided and recommendations made to it by senior management of the Company.

(b)
The Compensation Committee shall have the sole power to interpret the AIP and, subject to the provisions herein set forth, to prescribe, amend and rescind rules and regulations and make all other determinations necessary or desirable for the administration of the AIP.

(c)	Changes to the Plan will be communicated to the affected employees by the Company’s CEO.

4.	FORM OF INCENTIVE AWARD

Incentive awards under the AIP shall be in the form of cash.

5.	ANNUAL INCENTIVE CASH AWARDS

(a)
Each Participant’s Plan award will have two components. Fifty percent (50%) of the award will be based on the Company’s financial performance compared to pre-established financial performance metrics (“Company Component”), and Fifty percent (50%) will be based upon an individual’s performance compared to each individual’s pre-established goals and objectives (“Individual Component”). The Company Component and the Individual Component together shall be defined as the “Annual Award”.

(b)
Prior to the beginning of the Plan Year, the CEO will submit for Board approval the proposed Company annual operating plan and shall submit for Compensation Committee approval financial performance metrics which shall serve as the goals and objectives for the Company Component award.

(c)
At the beginning of each Plan Year, the CEO (or the appropriate supervisor), will set each Participant’s goals and objectives for the Plan Year. Each Participant will have quantitative and qualitative goals and objectives. The CEO, at the request of the Compensation Committee, will review with the Compensation Committee the goals and objectives of senior management (for this purpose, senior management shall be defined as the CEO, the Chief Technology Officer (“CTO”), the Chief Financial Officer (“CFO”) and the Vice President and General Counsel (“GC”)) and the Compensation Committee shall approve the goals and objectives for these senior managers. The achievement of these goals shall form the basis for the Individual Component award. In addition, at the beginning of each Plan Year, the CEO and CTO will review with the Compensation Committee the goals and objectives of the Business Development team.

(d)
All performance metrics and results achieved by the Company, in the case of the Company Component and the Company’s CEO, CTO, and CFO, in the case of the Individual Component, will be reviewed by the Compensation Committee. The Annual Awards for the CEO, CTO and CFO will be approved by the Compensation Committee prior to any such Annual Award being granted to such persons. In addition, the Individual Component awards for each other Participant will be based on the recommendation of the CEO with approval of the Compensation Committee, as set forth in Section 8(a) below.

(e)	The following outlines the targeted value, exclusive of special awards, of the Annual Award as a percentage of the Participant's base salary earned during the Plan Year.

		Annual Award
	Position	potential

i)	President and CEO	50%
ii)	Executive VP/CTO	50%
iii)	CFO, General Counsel, and Senior VP Business Development	30%
iv)	All other Professional Staff	30%
v)	Administrative Staff	10%

6.	AIP AWARD BASED ON COMPANY COMPONENT

(a)	Should the Company achieve less than seventy (70%) of the Company's financial performance metrics, there will be no Company Component awarded.

(b)	Should the Company achieve between seventy percent (70%) and seventy-nine percent (79%) of the Company’s financial performance metrics, the Company Component award shall be as follows:

Achievement*	Award*

70%	70% of Company Component of the annual award potential.
71%	73% of Company Component of the annual award potential.
72%	76% of Company Component of the annual award potential.
73%	79% of Company Component of the annual award potential.
74%	82% of Company Component of the annual award potential.
75%	85% of Company Component of the annual award potential.
76%	88% of Company Component of the annual award potential.
77%	91% of Company Component of the annual award potential.
78%	94% of Company Component of the annual award potential.
79%	97% of Company Component of the annual award potential.

*	Percentage achieved and award shall be rounded to nearest whole percent.

(c)
Should the Company achieve between eighty percent (80%) and one-hundred twenty percent (120%) of Company’s financial performance metrics, the Company Component award shall be one-hundred percent (100%) of the Company Component of the annual award potential.

(d)
Should the Company achieve between one-hundred twenty percent (120%) and one-hundred fifty percent (150%) of the Company's financial performance metrics, the Company Component of the annual award shall increase to one-hundred ten percent (110%) of the Company Component, and upon approval of the Compensation Committee, may increase further to up to one-hundred fifty percent (150%) of the Company Component.

(e)
Should the Company achieve in excess of one-hundred fifty percent (150%) of the Company’s financial performance metrics, the Company Component of the annual award shall increase to one-hundred twenty-five percent (125%) of the annual award potential, and, upon approval of the Compensation Committee, may increase further to up to two-hundred percent (200%) of the Company Component.

7.	AIP AWARD BASED UPON INDIVIDUAL COMPONENT

(a)
The Individual Component may be paid out regardless of whether the Company achieves its financial performance metrics, so long as the Participant meets his or her individual performance goals and objectives, as determined by the Compensation Committee upon the recommendation of the CEO.

(b)
For all personnel, if the Participant achieves less than 75% of his or her individual goals and objectives, there will be no Individual Component Award. Should the Participant achieve between 75% and 100% of the goals and objectives, the award shall be as follows:

Achievement	Award

75%	75% of Individual Component
80%	80% of Individual Component
85%	85% of Individual Component
90%	90% of Individual Component
95%	95% of Individual Component
100%	100% of Individual Component

*	Percentage achieved and award shall be rounded to nearest whole percent.

If a Participant who is not classified as Business Development exceeds goals and objectives, then the Participant shall be eligible for an additional award above and beyond the Individual Component.

(c)
The CEO may make recommendations for special awards in addition to the Individual Component described above, and outside the parameters described above, and the Compensation Committee may approve such awards at their sole discretion, or the Compensation Committee may make a special award at their sole discretion.

(d)
Participants involved in Business Development will have their Individual Component calculated based upon the quantity and quality of new business they bring to the Company during the year. New business is defined as new technologies, licenses, sublicenses or other deals they bring to the Company, and each such new business will be assigned a point value that the CEO, CTO and CFO collectively determine based on the following criteria (licenses and sublicenses must be signed and in good standing to be counted toward the point value total):

Point Value	Total CTT share of Estimated Revenue in 3 Year period*	Time to Revenue
8	$250,000 or greater	within 15 months
4	Up to $250,000	within 15 months
4	$250,000 or greater	16-30 months
4	$500,000 or greater	31 months +
2	Up to $250,000	16-30 months
2	$250,000 or greater, but less than $500,000	31 months +

*	The 3 year period is defined as the current year and subsequent 2 years. All amounts and other estimates subject to change.

(e)
At the beginning of the Plan Year, goals in the form of total point values to be earned for the year will be established for all Business Development personnel who will be identified as such at that time. Achievement of the Individual Component will occur upon earning the number of points set as the goal. The total point values earned each Plan Year will consist of the total point values earned in that year, adjusted (up or down) for point value changes from the prior two (2) years, except that: in the initial Plan Year of this Plan, there will be no adjustment for point value changes; in the second Plan Year of this Plan, there will be an adjustment for the prior one (1) year only.

(f)
For Business Development personnel, should the Participant exceed the goals and objectives for the year, each five percent (5%) of point values earned above the goals and objectives will increase their Individual Component award by an additional ten percent (10%). At no time shall the Individual Component exceed one-hundred percent (100%) of the Participant’s base salary for the year.

(g)
At the time new business is evaluated by the CEO, CTO and CFO, any teaming arrangement of Business Development personnel will be defined so that every employee involved in the development and closing of a particular business opportunity can be rewarded per his or her contribution. In cases where teams have worked together to close licenses, the point value will be divided among team members based on individual contribution. The CEO, CTO and CFO will divide the points based upon input from the team; however, the division of the point value shall be at the sole discretion of the CEO, CTO and CFO.

8.	FINAL DETERMINATION OF AWARD OF ANNUAL INCENTIVE COMPENSATION

(a)
As soon as practicable after the end of each Plan Year, but no later than sixty days thereafter, the CEO will make recommendations, in accordance with the Plan, regarding Individual Component awards. Upon receipt of the CEO's recommendations the Compensation Committee, with the further assistance of the CEO, if requested, shall review the Company's performance metrics as well as the CEO’s recommendations regarding Individual Component awards and shall approve the amount of Annual Award for each Participant in senior management or the professional staff and in total for Administrative Staff.

(b)
In reviewing the Company’s performance metrics, the Compensation Committee may, at its sole discretion, exclude non recurring, extraordinary, or certain non-budgeted revenues or expenses from the annual results for purposes of measuring performance under this Plan. These circumstances could include, but are not limited to buying or selling of established revenue streams, mergers or litigation awards or expenses.

(c)
In order to be automatically eligible for an Annual Award under the Plan, a Participant shall be employed on the date payment is to be made or, if not so employed, shall have been involuntarily terminated by the Company for reasons other than cause (as determined by the Company) within the last three (3) months of the Plan Year. In addition, a Participant who dies or becomes permanently disabled during the Plan Year shall be eligible for an Annual Award. Notwithstanding anything herein to the contrary, the Compensation Committee shall have the discretion to determine that a Participant who was not employed for the entire year, or on the date of payment, shall be eligible for an Annual Award, and/or to increase or decrease the amount of any Annual Award to be granted hereunder.

(d)
The decisions of the Compensation Committee shall be final and conclusive, and nothing in the Plan shall be deemed to give any Participant, his or her legal representatives or assigns, any rights over and above those specified in the Plan.

9.	SETTLEMENT OF ANNUAL AWARDS

The Compensation Committee shall instruct the CEO to have the Annual Awards paid promptly after approval, but in no event later than 30 days thereafter.

10.	AWARD UPON DEATH OF PARTICIPANT

In case of death of a Participant before or after determination of an award, should the Compensation Committee make such award, it shall be paid to the Participant's spouse or legal representatives at the same time as other awards are paid out.

11.	POWERS OF THE BOARD OF DIRECTORS

The Board, in its sole authority, may suspend or terminate this Plan, in whole or in part, and may amend the Plan at any time or from time to time in such respects as the Board, in its sole discretion, may deem appropriate.

12.	MISCELLANEOUS

(a)
Assignment. A Participant’s rights with respect to Annual Awards may not be sold, pledged, or otherwise encumbered and may not be transferred or assigned, either voluntarily or otherwise, other than pursuant to applicable laws of descent and distribution.

(b)
Withholding for Taxes. Notwithstanding any other provisions of this Plan, all payments hereunder shall be subject to any applicable withholding for all federal, state and local taxes income, employment or excise taxes.

(c)
Funding. All Awards hereunder are payable, as and when they come due, solely from the general assets of the Company. The Company shall be under no obligation to acquire, segregate, issue, transfer or reserve any assets of the Company for any purpose relating to the Plan.

(d)
No Rights Implied. Nothing contained in this Plan or any amendment hereto, nor the payment of any benefits hereunder, shall give any Participant any right to continued employment or any legal or equitable right against the Company or any officer, director or other employee of the Company, except as expressly provided herein.

(e)	Binding Effect. This Plan shall be binding upon and shall inure to the benefit of both the Company and the Participants and their respective successors, assigns, heirs, and legal representatives.

(f)
Governing Law, Severability, Etc. The Plan shall be construed and governed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles, and to the extent applicable, the federal laws of the United States. If any provision of the Plan shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision of the Plan, each of which shall be construed as if such invalid or unenforceable portion were not contained in the Plan.

[End of Plan document]